UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               November 24, 2003.
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                Date of Report (Date of earliest event reported)

                          ESPEY MFG & ELECTRONICS CORP.
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             (Exact name of registrant as specified in its charter)

         New York                      1-4383                  14-1387171
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
 of incorporation)                                         Identification  No.)

              233 Ballston Avenue, Saratoga Springs, New York 12866
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               (Address of principal executive offices) (Zip Code)



      (Registrant's telephone number, including area code): (518) 584-4100
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Item 5. Other Events and Regulation FD Disclosure.

On November 24, 2003, Espey Mfg. & Electronics Corp. (the "Company") issued a press release announcing the election of Mr. Alan D. Kohn to the Company's Board of Directors. In addition, Mr. Kohn was elected to the Company's Audit Committee and shall serve as Chairman of that Committee. As indicated in the press release, Mr. Kohn is a Principal of Cherry Hill Partners, an investment firm based in New York, New York. Mr. Kohn received his Masters in Business Administration degree in accounting and finance from Indiana University.

For further information concerning this matter, please refer to the Company's press release, a copy of which is attached to this Current Report on Form 8-K as
Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.                     Document
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99.1                            Press Release dated November 25, 2003

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESPEY MFG. & ELECTRONICS CORP.


                                             /s/ David A. O'Neil
                                             -----------------------------------
                                             David A. O'Neil, Treasurer and
                                             Principal Financial Officer


Dated: November 25, 2003